Significant accounting policies (Policies)	6 Months Ended
Jun. 30, 2020
Accounting Policies [Abstract]
New accounting pronouncements
Financial assets - credit losses

        On January 1, 2020, the Group adopted ASU 2016-13 'Measurement of Credit Losses on Financial Instruments (ASC 326)', which significantly changes the way entities recognize impairment of many financial assets by requiring immediate recognition of estimated credit losses expected to occur over their remaining life. The update provides guidance on the measurement of credit losses for most financial assets and certain other instruments that are not measured at fair value through net income. The amendment replaces the current incurred loss impairment approach with a methodology to reflect expected credit losses and requires consideration of a broader range of reasonable and supportable information to explain credit loss estimates.

        The Group adopted ASC 326 using the modified retrospective method for all in scope financial assets. Results for reporting periods beginning after January 1, 2020 are presented under ASC 326 while prior period amounts continue to be reported in accordance with previously applicable GAAP. The impact of transitioning to the new standard at January 1, 2020 was immaterial and no adjustment was recorded to retained earnings for the cumulative effect of adopting ASC 326.

        On transition to ASC 326, the Group has revised the methodology to calculate the allowance for credit losses. The Group's estimate of expected credit losses considers historical credit loss information that is adjusted, where necessary, for current conditions and reasonable and supportable forecasts. Historical credit loss experience provides the basis for the estimation of expected credit losses. The Group's receivables and unbilled services are predominantly due from large and mid-tier pharmaceutical and biotechnology companies that share similar risk characteristics. The Group monitors their portfolio of receivables and unbilled services for any deterioration in current or expected credit quality (for example, expected delinquency level), and adjusts the allowance for credit losses as required.
        Changes in the allowance for credit losses are recorded as a provision for (or reversal of) credit loss expense in the Consolidated Statement of Operations. Losses are charged against the allowance when management believes the uncollectibility of a previously provisioned amount is confirmed.

Leases

        The new leasing standard (ASC 842 'Leases') was effective and adopted by ICON from January 1, 2019. ASC 842 'Leases' supersedes the requirements in ASC 840 'Leases' and requires that lessees recognize rights and obligations from virtually all leases (other than leases that meet the definition of a short-term lease) on their balance sheets as right-of-use assets with corresponding lease liabilities. The ASU also provides additional guidance on how to classify leases and how to determine the lease term for accounting purposes.

        ICON adopted the new standard under the cumulative effect adjustment approach. Under this transition method, the new standard is applied from January 1, 2019 without restatement of comparative period amounts. Operating lease liabilities and right-of-use assets of $106.5 million were recorded on the Condensed Consolidated Balance Sheet as at January 1, 2019.

        There was no impact of adopting ASC 842 on opening retained earnings at January 1, 2019.